As filed with the Securities and Exchange Commission on May 28, 2004


                                                      Registration Nos.  33-2627
                                                                        811-4551
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        |_| Pre-Effective Amendment No.


                        |X| Post-Effective Amendment No. 52


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940,

                           as amended Amendment No. 52


                           SMITH BARNEY EQUITY FUNDS
               (Exact name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
              (Address of Principal Executive Offices) (Zip Code)

                                 (203) 890-7026
             (Registrant's Telephone Number, including Area Code:)


                                Robert I. Frenkel
            300 First Stamford Place, Stamford, CT 06902, 4th Floor
                    (Name and Address of Agent For Service)


                                   Continuous
                 (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

|_| immediately upon filing pursuant to Paragraph (b)

|X| On May 28, 2004 pursuant to paragraph (b)

|_| 60 days after filing pursuant to paragraph (a)(1)
|_| On (date) pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| On (date) pursuant to paragraph (a) (2)of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
                                   PROSPECTUS

       -----------------------------------------------------------------
                                  SMITH BARNEY
                                SOCIAL AWARENESS
                                      FUND
       -----------------------------------------------------------------


Class A, B, C and Y Shares
May 28, 2004


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(R)

--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

Smith Barney
Social Awareness Fund

--------------------------------------------------------------------------------
                                    Contents
--------------------------------------------------------------------------------

Investments, risks and performance .........................................   2

More on the fund's investments .............................................   7

More on the fund's social awareness criteria ...............................   8

Management .................................................................   9


Choosing a class of shares to buy ..........................................  11

Comparing the fund's classes ...............................................  12

Sales charge ...............................................................  13

More about deferred sales charges ..........................................  16

Buying shares ..............................................................  17

Exchanging shares ..........................................................  18

Redeeming shares ...........................................................  19

Other things to know about share transactions ..............................  21

Dividends, distributions and taxes .........................................  23

Share price ................................................................  24

Financial highlights .......................................................  26


The fund is a separate series of Smith Barney Equity Funds, a Massachusetts business trust.


                                                    Smith Barney Mutual Funds  1

--------------------------------------------------------------------------------
Investments, risks and performance
--------------------------------------------------------------------------------

Investment objective

The fund seeks high total return consisting of capital appreciation and current income.

Principal investment strategies

Key investments The fund invests primarily in common stocks and other equity securities of U.S. companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund also normally invests between 15% and 35% of its assets in fixed income securities. The fixed income securities in which the fund invests are primarily investment grade, and may be of any maturity. The fund also may invest a portion of its assets in equity and debt securities of foreign issuers. As described below, the fund emphasizes companies that both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

Selection process Equity Securities. The fund invests in a broad range of companies, industries and sectors, without regard to market capitalization. The manager uses a "core" approach to selecting equity securities. In selecting individual equity securities, the manager looks for companies it believes are undervalued. Specifically, the manager looks for:

o     Attractive risk-adjusted price/earnings ratio, relative to growth
o     Positive earnings trends
o     Favorable financial condition

Fixed Income Securities. In selecting fixed income investments, the manager:

o Determines sector and maturity weightings based on intermediate and long-term assessments of the economic environment and interest rate outlook
o Uses fundamental credit analysis to determine the relative value of bond issues
o Identifies undervalued bonds and attempts to avoid bonds that may be subject to credit downgrades

Social Awareness Criteria. As a component of the selection process, the manager considers whether, relative to other companies in an industry, a company that meets these investment criteria also is sensitive to social issues related to its products, services, or methods of doing business.


2  Smith Barney Social Awareness Fund

Social factors considered include:

o     Fairness of employment policies and labor relations
o     Involvement in community causes
o Efforts and strategies to minimize the negative impact of business activities and products and to embrace alternatives to unsafe polluting and wasteful activities or products
o     Responsibility and fairness of advertising and marketing practices

In addition, the fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in:

o     Tobacco production
o     Production of weapons
o     Ownership or design of nuclear facilities

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o     Stock prices decline generally
o Socially aware companies fall out of favor with investors or fail to perform as well as companies that do not fit the fund's social criteria
o Interest rates rise, causing the value of fixed income securities in the fund's portfolio to decline
o The issuer of a fixed income security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
o The manager's judgment about the attractiveness, value or appreciation of a particular security, or the creditworthiness of a company in which the fund invests, proves to be incorrect

Because the manager uses social awareness criteria as a component of its selection process, the fund's universe of investments may be smaller than that of other funds. In some circumstances, this could cause the fund's return to be lower than that of a fund that may invest in other issuers with strong earnings and growth potential, but that do not meet the fund's social awareness criteria.

Who may want to invest The fund may be an appropriate investment if you:

o     Are seeking to invest in a portfolio with a socially aware component
o     Are seeking a combination of capital appreciation and current income
o     Are willing to accept the risks of the stock and bond markets


                                                    Smith Barney Mutual Funds  3

Performance Information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund's Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) and reinvestment of distributions and dividends applicable to the respective classes and for Class B shares, the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

--------------------------------------------------------------------------------
                         Total Return for Class B Shares
--------------------------------------------------------------------------------

  [The following table was depicted as a bar chart in the printed material.]

  94        95       96       97       98       99      00       01        02           03
  --        --       --       --       --       --      --       --        --           --
(1.75)%  24.01%    11.42%   20.38%   26.63%   12.06%   0.79%    (11.67)%  (15.97)%     22.11%

                        Calendar years ended December 31

Highest and Lowest Quarterly returns:
(for periods shown in the bar chart)

Highest: 19.07% in 4th quarter 1998; Lowest: (11.98)% in 3rd quarter 2001. Year-to-date (through 3/31/04): 1.01%



4  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                      Calendar Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                            Since      Inception
                           1 year   5 years   10 years    Inception      Date
--------------------------------------------------------------------------------
Class A Return
Before Taxes                16.96%     0.24%      8.07%     8.98%       11/6/92
--------------------------------------------------------------------------------
Class B Return
Before Taxes                17.11%     0.30%      7.79%     8.91%       2/21/87
--------------------------------------------------------------------------------
Class B Return
After Taxes on
Distributions(1)            16.89%    (0.51)%     6.30%      N/A
--------------------------------------------------------------------------------
Class B Return After
Taxes on Distributions
and Sale of Fund
Shares(1)                   11.16%     0.00%      6.08%      N/A
--------------------------------------------------------------------------------
Class C Return(2)
Before Taxes                21.17%     0.52%      7.84%     8.07%      05/05/93
--------------------------------------------------------------------------------
Class Y Return
Before Taxes*                 N/A       N/A        N/A       N/A       03/28/96
--------------------------------------------------------------------------------
S&P 500 Index(3)            28.67%    (0.57)%    11.06%      N/A            N/A
--------------------------------------------------------------------------------
Lehman Gov/Cred
Bond Index(4)                4.67%     6.66%      6.98%      N/A            N/A
--------------------------------------------------------------------------------

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class B shares only. After-tax returns for Class A, Class C and Class Y shares will vary.
(2) Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3) The S&P 500 Index is a market value-weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
(4) The Lehman Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment-grade (rated Baa/BBB or higher), but reflects no deduction for fees, expenses or taxes. It is not possible to invest directly in the index.
* There were no Class Y shares outstanding for the calendar year ended December 31, 2003.



                                                    Smith Barney Mutual Funds  5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.
--------------------------------------------------------------------------------
                                Shareholder fees
--------------------------------------------------------------------------------
(fees paid directly from your investment)  Class A   Class B   Class C   Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed
on purchases
(as a % of offering price)                   5.00%      None      None      None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a % of the lower of net
asset value at purchase or redemption)       None*      5.00%     1.00%     None

--------------------------------------------------------------------------------
                         Annual fund operating expenses
--------------------------------------------------------------------------------
(expenses deducted from fund assets)     Class A   Class B   Class C   Class Y**
--------------------------------------------------------------------------------
Management fee                             0.75%     0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees      0.25      1.00      1.00      None
--------------------------------------------------------------------------------
Other expenses                             0.20      0.25      0.18      0.20
--------------------------------------------------------------------------------
Total annual fund operating expenses       1.20%     2.00%     1.93%     0.95%
--------------------------------------------------------------------------------

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
** For Class Y shares, "Other Expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding for the fiscal year ended January 31, 2004.

Example


This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown
o     Your investment has a 5% return each year
o     You reinvest all distributions and dividends without a sales charge
o The fund's operating expenses (before fee waivers and/or expense reimbursement, if any) remain the same


6  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
                      Number of years you own your shares
--------------------------------------------------------------------------------
                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
Class A (with or without redemption)       $  616   $  862    $1,127     $1,882
--------------------------------------------------------------------------------
Class B (redemption at end of period)      $  703   $  927    $1,178     $2,121*
--------------------------------------------------------------------------------
Class B (no redemption)                    $  203   $  627    $1,078     $2,121*
--------------------------------------------------------------------------------
Class C (redemption at end of period)      $  296   $  606    $1,042     $2,254
--------------------------------------------------------------------------------
Class C (no redemption)                    $  196   $  606    $1,042     $2,254
--------------------------------------------------------------------------------
Class Y (with or without redemption)       $   97   $  303    $  525     $1,166
--------------------------------------------------------------------------------


* Assumes conversion to Class A shares approximately eight years after purchase

--------------------------------------------------------------------------------
More on the fund's investments
--------------------------------------------------------------------------------

Derivative contracts The fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices, options on these futures, and interest rate futures, for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or stock prices
o     As a substitute for buying or selling securities
o     As a cash flow management technique


A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indexes. Even a small investment in derivative contracts can have a big impact on the fund's interest rate or stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


Foreign securities The fund may invest a portion of its assets, generally under 15% (but not more than 25%), in securities of foreign issuers. These securities generally include American Depository Receipts (ADRs), Yankee Bonds and other securities quoted in U.S. dollars, but may also include non-U.S. dollar denominated securities. Because the fund may invest in securities of foreign issuers, the fund carries additional risks. The value of your investment may decline if the U.S. and/or foreign stock markets decline, currency rates adversely affect the value of foreign currencies relative to the U.S. dollar, or an


                                                    Smith Barney Mutual Funds  7
adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. These risks are greater for issuers in emerging markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------
More on the fund's social awareness criteria
--------------------------------------------------------------------------------

The manager believes that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies which offer attractive long-term investment potential. The manager believes that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; and by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its consumer franchise. The manager also believes that top quality management teams who successfully balance their companies' business interest with their social influences can gain competitive advantages over the long run, which may result in increased shareholder values and, therefore, make the company's shares a better investment. The fund is designed to combine both financial and social criteria in all of its investment decisions.

The manager will use its best efforts to assess a company's social performance. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The manager will monitor the social progress or deterioration of each company in which the fund invests.


8  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------


Manager The fund's investment manager and administrator is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.


Charles P. Graves, III, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the equity portion of the fund's portfolio since 2001. Ellen S. Cammer, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fixed income portion of the fund's portfolio since 1995.


Management fee For its services, the manager received a fee during the fiscal year ended January 31, 2004 equal to 0.55% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



                                                    Smith Barney Mutual Funds  9

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain shareholder record keeping and accounting services.

Recent Developments During the period from 1997-1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the Securities and Exchange Commission ("SEC") and the U.S. Attorney are investigating this situation.



10  Smith Barney Social Awareness Fund

Choosing a class of shares to buy


You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is most beneficial to an investor depends on the amount and intended length of the investment.

o If you plan to invest regularly or in large amounts, buying Class A shares, or, if you meet the minimum investment requirement, buying Class Y shares may help you reduce sales charges and ongoing expenses.
o For Class B and Class C shares, all of your purchase amount will be immediately invested. This may help offset the higher expenses of Class B and Class C shares, but only if the fund performs well.
o Class C shares have a lower deferred sales charge and a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class C shares do not, Class B shares may be more attractive to long-term investors.


You may buy shares from:

o A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
o The fund, but only if you are investing through certain qualified plans or certain Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


--------------------------------------------------------------------------------
                               Initial Additional
--------------------------------------------------------------------------------
                                     Classes A, B, C      Class Y    All Classes
--------------------------------------------------------------------------------
General                                  $1,000         $15 million    $   50
--------------------------------------------------------------------------------
IRAs, Self Employed Retirement
Plans, Uniform Gifts or Transfers
to Minor Accounts                        $  250         $15 million    $   50
--------------------------------------------------------------------------------
Qualified Retirement Plans*              $   25         $15 million    $   25
--------------------------------------------------------------------------------
Simple IRAs                              $    1            n/a         $    1
--------------------------------------------------------------------------------
Monthly Systematic Investment Plans      $   25            n/a         $   25
--------------------------------------------------------------------------------
Quarterly Systematic Investment Plans    $   50            n/a         $   50
--------------------------------------------------------------------------------


* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.


                                                   Smith Barney Mutual Funds  11

--------------------------------------------------------------------------------
Comparing the fund's classes
--------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


---------------------------------------------------------------------------------------------------
                       Class A                Class B             Class C            Class Y
---------------------------------------------------------------------------------------------------
Key features        o Initial sales         o No initial       o No initial        o No initial
                      charge                  sales charge       sales charge        or deferred
                    o You may qualify       o Deferred         o Deferred sales      sales charge
                      for reduction or        sales charge       charge for        o Must invest
                      waiver of initial       declines           only 1 year         at least
                      sales charge            over time        o Does not convert    $15 million
                    o Lower annual          o Converts to        to Class A        o Lower annual
                      expenses than           Class A after    o Higher annual       expenses than
                      Class B and             8 years            expenses than       the other
                      Class C               o Higher annual      Class A             classes
                                              expenses than
                                              Class A

---------------------------------------------------------------------------------------------------
Initial sales         Up to 5.00%;            None               None                None
charge                reduced for
                      large purchases
                      and waived for
                      certain investors.
                      No charge for
                      purchases of
                      $1,000,000 or
                      more
---------------------------------------------------------------------------------------------------
Deferred              1.00% on                Up to 5.00%        1.00% if you        None
sales charge          purchases of            charged when       redeem within
                      $1,000,000 or           you redeem         1 year of
                      more if you             shares. The        purchase
                      redeem within           charge is
                      1 year of               reduced over
                      purchase                time and there
                                              is no deferred
                                              sales charge
                                              after 5 years
---------------------------------------------------------------------------------------------------
Annual                0.25% of average        1.00% of average   1.00% of average    None
distribution          daily net assets        daily net assets   daily net assets
and service
fees

---------------------------------------------------------------------------------------------------
Exchange              Class A shares          Class B shares     Class C shares      Class Y shares
privilege*            of most Smith           of most Smith      of most Smith       of most Smith
                      Barney funds            Barney funds       Barney funds        Barney funds

---------------------------------------------------------------------------------------------------

*     Ask your Service Agent for the Smith Barney funds available for exchange.



12  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
Sales charge
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

---------------------------------------------------------------------------------------------
                                                                                Broker/Dealer
                                                                                 Commission
                                                  Sales Charge as a % of          as % of
                                               Offering          Net amount       offering
Amount of purchase                             price (%)        invested (%)       price
---------------------------------------------------------------------------------------------
Less than $25,000                                5.00              5.26                 4.50
---------------------------------------------------------------------------------------------
$25,000 but less than $50,000                    4.25              4.44                 3.83
---------------------------------------------------------------------------------------------
$50,000 but less than $100,000                   3.75              3.90                 3.38
---------------------------------------------------------------------------------------------
$100,000 but less than $250,000                  3.25              3.36                 2.93
---------------------------------------------------------------------------------------------
$250,000 but less than $500,000                  2.75              2.83                 2.48
---------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                2.00              2.04                 1.80
---------------------------------------------------------------------------------------------
$1,000,000 or more                               0.00              0.00           up to 1.00*
---------------------------------------------------------------------------------------------


* Effective June 1, 2004, a distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.



                                                   Smith Barney Mutual Funds  13

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.Effective June 1, 2004, if you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.


Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege -- lets you combine the current value of Class A shares owned

o     by you, or
o     by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

o     Employees of NASD members
o Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
o Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------
                                                                     6th through
Year after purchase           1st     2nd     3rd     4th      5th       8th
--------------------------------------------------------------------------------
Deferred sales charge         5%      4%      3%      2%       1%        0%
--------------------------------------------------------------------------------


14  Smith Barney Social Awareness Fund

Service Agents selling Class B shares receive a commission of 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
Shares issued:         Shares issued:                    Shares issued:
At initial             On reinvestment of                Upon exchange from
purchase               dividends and                     another Smith Barney
                       distributions                     fund
--------------------------------------------------------------------------------
Eight years            In same proportion as             On the date the shares
after the date         the number of Class B             originally acquired
of purchase            shares converting is to           would have converted
payment                total Class B shares you          into Class A shares
                       own (excluding shares
                       issued as dividends)


Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.



                                                   Smith Barney Mutual Funds  15

--------------------------------------------------------------------------------
More about deferred sales charges
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore your sales charge will not take into account any subsequent appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

o     Shares exchanged for shares of another Smith Barney fund
o     Shares representing reinvested distributions and dividends
o     Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

o     On payments made through certain systematic withdrawal plans
o     On certain distributions from a retirement plan
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


16  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

           Through a    You should contact your Service Agent to open a
       Service Agent    brokerage account and make arrangements to buy shares.

                        If you do not provide the following information, your order will be rejected

                        o     Class of shares being bought
                        o     Dollar amount or number of shares being bought

                        Your Service Agent may charge an annual account
                        maintenance fee.
--------------------------------------------------------------------------------
         Through the    Qualified retirement plans and certain other investors
                fund    who are clients of certain Service Agents are eligible
                        to buy shares directly from the fund.

                        o     Write the fund at the following address:

                                  Smith Barney Equity Funds
                                  Smith Barney Social Awareness Fund
                                  (Specify class of shares)
                                  c/o PFPC Inc.
                                  P.O. Box 9699
                                  Providence, RI 02940-9699

                        o     Enclose a check to pay for the shares. For initial
                              purchases, complete and send an account
                              application.
                        o     For more information, please call Smith Barney
                              Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------
           Through a    You may authorize your Service Agent or the applicable
          systematic    sub-transfer agent to transfer funds automatically from
     investment plan    (i) a regular bank account, (ii) cash held in a
                        brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                        o Amounts transferred should be at least: $25 monthly or $50 quarterly.
                        o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

                        For more information, contact your Service Agent or the transfer agent or consult the SAI.


                                                   Smith Barney Mutual Funds  17

--------------------------------------------------------------------------------
Exchanging shares
--------------------------------------------------------------------------------

        Smith Barney    You should contact your Service Agent to exchange into
offers a distinctive    other Smith Barney funds. Be sure to read the prospectus
     family of funds    of the Smith Barney fund into which you are exchanging.
    tailored to help    An exchange is a taxable transaction.
    meet the varying
 needs of both large    o     You may exchange shares only for shares of the
and small investors.          same class of another Smith Barney fund. Not all
                              Smith Barney funds offer all classes.
                        o     Not all Smith Barney funds may be offered in your
                              state of residence.Contact your Service Agent or
                              the transfer agent for further information.
                        o     Exchanges of Class A, Class B and Class C shares
                              are subject to minimum investment requirements
                              (except for systematic investment plan exchanges),
                              and all shares are subject to the other
                              requirements of the fund into which exchanges are
                              made. Your shares will not be subject to an
                              initial sales charge at the time of the exchange.
                        o     If you hold share certificates, the applicable
                              sub-transfer agent must receive the certificates
                              endorsed for transfer or with signed stock powers
                              (documents transferring ownership of certificates)
                              before the exchange is effective.
                        o     The fund may suspend or terminate your exchange
                              privilege if you engage in an excessive pattern of
                              exchanges.
--------------------------------------------------------------------------------
           Waiver of    Your shares will not be subject to an initial sales
    additional sales    charge at the time of the exchange.
             charges
                        Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.


18  Smith Barney Social Awareness Fund

        By telephone    If you do not have a brokerage account with a Service
                        Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                        Exchange is open. For clients of a PFS Investments Inc.
                        Registered Representative, call Primerica Shareholder
                        Services at 1-800-544-5445 between 8:00 a.m. and 8:00
                        p.m. (Eastern time). All other shareholders should call
                        Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the New
                        York Stock Exchange are priced at the net asset value next determined.

                        You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
             By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

--------------------------------------------------------------------------------
Redeeming shares
--------------------------------------------------------------------------------

           Generally    Contact your Service Agent to redeem shares of the fund.

                        If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                        If the shares are held by a fiduciary or corporation, other documents may be required.

                        Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                        If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.


                                                   Smith Barney Mutual Funds  19

             By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                        For clients of a PFS Investments Inc. Registered Representative, write Primerica Shareholder Services at the following address:

                                  Primerica Shareholder Services
                                  P.O. Box 9662
                                  Providence, RI 02940-9662


                        For all other investors, send your request to PFPC Inc. at the following address:

                                  Smith Barney Equity Funds
                                  Smith Barney Social Awareness Fund
                                  (Specify class of shares)
                                  c/o PFPC Inc.
                                  P.O. Box 9699
                                  Providence, RI 02940-9699


                        Your written request must provide the following:

                        o     The name of the fund and account number
                        o     The class of shares and the dollar amount or
                              number of shares to be redeemed
                        o     Signatures of each owner exactly as the account is
                              registered
--------------------------------------------------------------------------------
        By telephone    If you do not have a brokerage account with a Service
                        Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered
                        Representative, call Primerica Shareholder Services at
                        1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern
                        time). All other shareholders should call Smith Barney
                        Shareholder Services at 1-800-451-2010 between 9:00 a.m.
                        and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at net asset value next determined.


                        Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                        (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The applicable sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).



20  Smith Barney Social Awareness Fund

      Automatic cash    You can arrange for the automatic redemption of a
    withdrawal plans    portion of your shares on a monthly or quarterly basis.
                        To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least
                        $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                        The following conditions apply:

                        o     Your shares must not be represented by
                              certificates
                        o     All dividends and distributions must be reinvested

                        For more information, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

o     Name of the fund
o     Account number
o Class of shares being bought, exchanged or redeemed n Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

o     Are redeeming over $50,000
o Are sending signed share certificates or stock powers to the applicable sub-transfer agent
o Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)


                                                   Smith Barney Mutual Funds  21

o Are transferring the redemption proceeds to an account with a different registration
o You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions
o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
o Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


Small account balances/mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.


The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.




22  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------

Dividends and Distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent, or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.


--------------------------------------------------------------------------------
              Transaction                        Federal tax status
--------------------------------------------------------------------------------
Redemption or exchange of shares                 Usually capital gain or loss;
                                                 long-term only if shares owned
                                                 more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions             Long-term capital gain
--------------------------------------------------------------------------------
Dividends                                        Ordinary income
--------------------------------------------------------------------------------

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.



                                                   Smith Barney Mutual Funds  23

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The New York Stock Exchange is closed on certain holidays listed in the SAI.

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are computed when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


24  Smith Barney Social Awareness Fund

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.



Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.


                                                   Smith Barney Mutual Funds  25

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Effective as of April 29, 2004, Class L shares of the fund were renamed Class C shares. No information is present for Class Y shares because no Class Y shares were outstanding during the past five fiscal years.


For a Class A share of beneficial interest outstanding throughout each year ended January 31:


                                       2004(1)         2003(1)         2002(1)         2001(1)         2000(1)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                            $  17.26        $  20.77        $  25.50        $  25.79        $  25.94
--------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)               0.18            0.25            0.29            0.39            0.38
  Net realized and unrealized
     gain (loss)(2)                      4.43           (3.50)          (4.07)           1.76            0.88
--------------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                        4.61           (3.25)          (3.78)           2.15            1.26
--------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (0.24)          (0.26)          (0.31)          (0.43)          (0.32)
  Net realized gains                    (0.04)             --           (0.64)          (2.01)          (1.09)
--------------------------------------------------------------------------------------------------------------
Total distributions                     (0.28)          (0.26)          (0.95)          (2.44)          (1.41)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year           $21.59          $17.26        $  20.77        $  25.50        $  25.79
--------------------------------------------------------------------------------------------------------------
Total return                            26.92%         (15.76)%        (14.99)%          8.78%           4.93%
--------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000s)                        $286,640        $237,680        $308,856        $360,550        $336,595
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                               1.20%           1.25%           1.23%           1.15%           1.17%
  Net investment income(2)               0.96            1.32            1.30            1.52            1.47
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    45%             56%             43%             36%             43%
--------------------------------------------------------------------------------------------------------------

(1)   Per share amounts calculated using the monthly average shares method.
(2) Effective February 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts would have been $0.30, $(4.08) and 1.34% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.



26  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
For a Class B share of beneficial interest
outstanding throughout each year ended January 31:
--------------------------------------------------------------------------------


                                       2004(1)         2003(1)         2002(1)         2001(1)         2000(1)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                            $  17.31        $  20.81        $  25.51        $  25.81        $  25.96
--------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)               0.03            0.10            0.11            0.19            0.19
  Net realized and unrealized
     gain (loss)(2)                      4.43           (3.52)          (4.05)           1.75            0.87
--------------------------------------------------------------------------------------------------------------
Total income (loss)
   from operations                       4.46           (3.42)          (3.94)           1.94            1.06
--------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (0.08)          (0.08)          (0.12)          (0.23)          (0.12)
  Net realized gains                    (0.04)             --           (0.64)          (2.01)          (1.09)
--------------------------------------------------------------------------------------------------------------
Total distributions                     (0.12)          (0.08)          (0.76)          (2.24)          (1.21)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year         $  21.65          $17.31        $  20.81          $25.51          $25.81
--------------------------------------------------------------------------------------------------------------
Total return                            25.87%         (16.45)%        (15.63)%          7.91%           4.13%
--------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000s)                        $110,204        $ 97,729        $138,313        $191,725        $220,989
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                               2.00%           2.06%           2.00%           1.94%           1.93%
  Net investment income(2)               0.16            0.51            0.50            0.73            0.71
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    45%             56%             43%             36%             43%
--------------------------------------------------------------------------------------------------------------

(1)   Per share amounts calculated using the monthly average shares method.
(2) Effective February 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts for Class B shares, would have been $0.12 for net investment income, $(4.06) for net realized and unrealized loss, and 0.54% for the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.



                                                   Smith Barney Mutual Funds  27

--------------------------------------------------------------------------------
For a Class C share of beneficial interest
outstanding throughout each year ended January 31:
--------------------------------------------------------------------------------

                                       2004(1)         2003(1)         2002(1)         2001(1)         2000(1)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                            $  17.37        $  20.89        $  25.59        $  25.88        $  26.03
--------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)               0.05            0.11            0.13            0.19            0.19
  Net realized and unrealized
    gain (loss)(2)                       4.45           (3.53)          (4.07)           1.77            0.87
--------------------------------------------------------------------------------------------------------------
Total income (loss)
   from operations                       4.50           (3.42)          (3.94)           1.96            1.06
--------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (0.11)          (0.10)          (0.12)          (0.24)          (0.12)
  Net realized gains                    (0.04)             --           (0.64)          (2.01)          (1.09)
--------------------------------------------------------------------------------------------------------------
Total distributions                     (0.15)          (0.10)          (0.76)          (2.25)          (1.21)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year         $  21.72        $  17.37        $  20.89        $  25.59        $  25.88
--------------------------------------------------------------------------------------------------------------
Total return                            25.99%         (16.40)%        (15.57)%          7.94%           4.13%
--------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000s)                        $ 21,609        $ 19,778        $ 27,282        $ 31,651        $ 27,147
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                               1.93%           2.00%           1.94%           1.93%           1.92%
  Net investment income(2)               0.24            0.57            0.59            0.74            0.73
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    45%             56%             43%             36%             43%
--------------------------------------------------------------------------------------------------------------

(1)   Per share amounts calculated using the monthly average shares method.
(2) Effective February 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts for Class C shares, would have been $0.14 for net investment income, $(4.08) for net realized and unrealized loss, and 0.63% for the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.



28  Smith Barney Social Awareness Fund

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Smith Barney
Social Awareness
Fund

An investment portfolio of
Smith Barney Equity Funds


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The statement of additional information provides more detailed infomation about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services, at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act file
no. 811-04551)
FD0225 05/04


[UNION LOGO]


[RECYCLE LOGO] Because we care about the environment, this Prospectus has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

                           SMITH BARNEY EQUITY FUNDS

                       Smith Barney Social Awareness Fund
                                125 Broad Street
                            New York, New York 10004
                                  800-451-2010


Statement of Additional Information                                 May 28, 2004

     This statement of additional information expands upon and supplements the information contained in the current prospectus, dated May 28, 2004, as amended or supplemented from time to time, of Smith Barney Social Awareness Fund ("Social Awareness Fund" or the "fund") (formerly Concert Social Awareness
Fund). The fund is a series of Smith Barney Equity Funds (the "trust"). This statement of additional information should be read in conjunction with the fund's prospectus, which may be obtained from a Smith Barney Financial Consultant, a PFS Investments Inc. Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent") or by writing or calling the trust at the address or telephone number set forth above. This statement of additional information, although not in itself a prospectus, is incorporated by reference into the fund's prospectus in its entirety.


Contents

Management of the Trust ...................................................    2


Investment Objectives and Policies ........................................    9

Purchase, Exchange and Redemption of Shares ...............................   26

PFS Accounts ..............................................................   27

Distributor ...............................................................   36

Valuation of Shares .......................................................   39

Dividends and Distributions ...............................................   40

Taxes .....................................................................   40

Additional Information ....................................................   44

Other Information .........................................................   45

Financial Statements ......................................................   46

Appendix A -- Proxy Voting Policies and Procedures ........................  A-1

Appendix B -- Securities Ratings ..........................................  B-1

MANAGEMENT OF THE TRUST

     The executive officers of the trust are employees of the following organizations, which are among the organizations providing services to the trust:


     Name                                              Service
     ----                                              -------
     Citigroup Global Markets Inc. ("CGM") ........... Distributor of the fund
     PFS Distributors, Inc. ("PFS Distributors") ..... Distributor of the fund
     Smith Barney Fund Management LLC
       ("SBFM" or the "Manager") ..................... Investment Adviser and
                                                       Administrator of the fund
     State Street Bank and Trust Company
       ("State Street") .............................. Custodian
     Citigroup Trust Bank, fsb ("Transfer Agent") .... Transfer Agent
     PFPC Inc. ("Sub-Transfer Agent") ................ Sub-Transfer Agent
     Primerica Shareholder Services
       ("Sub-Transfer Agent") ........................ Sub-Transfer Agent


     These organizations and the services they perform for the trust and the fund are discussed in the prospectus and in this statement of additional information.

Trustees and Executive Officers of the Trust


     The names of the trustees and the executive officers of the trust, together with information as to their principal business occupations, are set forth below. The executive officers of the trust are employees of organizations that provide service to the fund. Each trustee who is an "interested person" of the trust, as defined in The Investment Company Act of 1940, as amended (the "1940 Act") is interested by virtue of that individual's position with Citigroup or its affiliates.

                                                                                             Number of
                                                Term of                                      Portfolios
                                                Office+                                       in Fund
                               Position(s)     and Length                                     Complex           Other Board
    Name, Address,              Held with       of Time     Principal Occupation(s)         Overseen by         Memberships
        and Age                   Fund          Served      During Past 5 Years               Trustee        Held by Trustee**
---------------------          -----------     ----------   -----------------------         -----------      ------------------
INDEPENDENT
TRUSTEES

Lee Abraham                      Trustee         Since      Retired; Former Director            27                None
13732 LaHavre Drive                              1999       of Signet Group PLC
Frenchman's Creek                                           (specialty retail jeweler)
Palm Beach Gardens,
FL 33410
Age: 76

Allan J. Bloostein               Trustee         Since      President of Allan J.               34           Taubman Centers
27 West 67th Street                              1999       Bloostein Associates,                            Inc. (real estate
Apt. 5FW                                                    a consulting firm;                               investment trust)
New York, NY 10023                                          Former Director of
Age: 74                                                     CVS Corp.
                                                            (pharmacy retail)

Jane F. Dasher                   Trustee         Since      Controller of PBK                   27                None
Korsant Partners                                 1999       Holdings Inc., a family
283 Greenwich Avenue                                        investment company
3rd Floor
Greenwich, CT 06830
Age: 54

                                                                                             Number of
                                                Term of                                      Portfolios
                                                Office+                                       in Fund
                               Position(s)     and Length                                     Complex           Other Board
    Name, Address,              Held with       of Time     Principal Occupation(s)         Overseen by         Memberships
        and Age                   Fund          Served      During Past 5 Years               Trustee        Held by Trustee**
---------------------          -----------     ----------   -----------------------         -----------      ------------------
Richard E. Hanson, Jr.           Trustee         Since      Retired; former Head of             27                None
2751 Vermont Rte 140                             1999       The Atlanta Jewish
Poultney, VT 05764                                          Community High
Age: 62                                                     School, Atlanta,
                                                            Georgia

Paul Hardin                      Trustee         Since      Professor of Law and                34                None
12083 Morehead                                   1994       Chancellor Emeritus at
Chapel Hill, NC 27514                                       University of North
Age: 72                                                     Carolina at Chapel Hill

Roderick C. Rasmussen            Trustee         Since      Investment Counselor                27                None
9 Cadence Court                                  1982
Morristown, NJ 07960
Age: 77

John P. Toolan                   Trustee         Since      Retired                             27           Trustee of John
13 Chadwell Place                                1992                                                        Hancock Funds
Morristown, NJ 07960
Age: 73


INTERESTED
TRUSTEES


R. Jay Gerken*                 Chairman,         Since      Managing Director                   221               None
Citigroup Asset                President         2002       of Citigroup Global
Management (CAM)               and Chief                    Markets Inc. ("CGM");
399 Park Avenue                Executive                    Chairman, President
4th Floor                      Officer                      and Chief Executive
New York, NY 10022                                          Officer of SBFM,
Age: 52                                                     Travelers Investment
                                                            Adviser, Inc. ("TIA")
                                                            and Citi Fund Manage-
                                                            ment Inc. ("CFM");
                                                            President and Chief
                                                            Executive Officer
                                                            of certain mutual
                                                            funds associated
                                                            with Citigroup Inc.
                                                            ("Citigroup"); Formerly,
                                                            Portfolio Manager of
                                                            Smith Barney Allocation
                                                            Series Inc. (from 1996
                                                            to 2001) and Smith
                                                            Barney Growth and
                                                            Income Fund (from
                                                            1996 to 2000)

OFFICERS


                                                              Term of Office+
   Name, Address,                   Position(s) Held           and Length of        Principal Occupation(s)
       and Age                          with Fund               Time Served         During Past 5 Years
   --------------               ------------------------      ---------------       ------------------------------------
Andrew B. Shoup                 Senior Vice President and          Since            Director of CAM; Senior
CAM                             Chief Administrative               2003             Vice President and Chief
125 Broad Street                Officer                                             Administrative Officer of mutual
11th Floor                                                                          funds associated with Citigroup;
New York, NY 10004                                                                  Treasurer of certain mutual
Age: 47                                                                             funds associated with Citigroup;
                                                                                    Head of International Funds
                                                                                    Administration of CAM (from 2001
                                                                                    to 2003); Director of Global Funds
                                                                                    Administration of CAM (from 2000
                                                                                    to 2001); Head of U.S. Citibank
                                                                                    Funds Administration of CAM (from
                                                                                    1998 to 2000)

Richard Peteka                  Chief Financial Officer            2002             Director of CGM; Chief
CAM                             and Treasurer                                       Financial Officer and Treasurer
125 Broad Street                                                                    of certain mutual funds affiliated
11th Floor                                                                          with Citigroup; Director and
New York, NY 10004                                                                  Head of Internal Control for
Age: 42                                                                             CAM U.S. Mutual Fund Administration
                                                                                    (from 1999-2002); Vice President,
                                                                                    Head of Mutual Fund Administration
                                                                                    and Treasurer at Oppenheimer
                                                                                    Capital (from 1996-1999)

Ellen S. Cammer                 Vice President and Investment      Since            Managing Director of CGM
CAM                             Officer                            1996
399 Park Avenue
4th Floor
New York, NY  10022
Age: 48

Charles P. Graves III           Vice President and Investment      Since            Managing Director of CGM
CAM                             Officer                            2001
100 First Stamford Place
7th Floor
Stamford, CT  06902
Age: 40

                                                              Term of Office+
   Name, Address,                   Position(s) Held           and Length of        Principal Occupation(s)
       and Age                          with Fund               Time Served         During Past 5 Years
   --------------               ------------------------      ---------------       ------------------------------------
Andrew Beagley                  Chief Anti-Money                   Since            Director, CGM (since 2000);
CAM                             Laundering Compliance              2002             Director of Compliance, North
399 Park Avenue                 Officer                                             America, Citigroup Asset
New York, NY 10022                                                                  Management (since 2000);
Age: 40                                                                             Director of Compliance; Europe,
                                                                                    the Middle East and Africa,
                                                                                    Citigroup Asset Management
                                                                                    (1999-2000); Compliance Officer,
                                                                                    Salomon Brothers Asset Management
                                                                                    Limited, Smith Barney Global
                                                                                    Capital (Management Inc., Salomon
                                                                                    Brothers Asset Management Asia
                                                                                    Pacific Limited (1997-1999)

Kaprel Ozsolak                  Controller                         Since            Vice President of CGM;
CAM                                                                2002             Controller of certain mutual
125 Broad Street                                                                    funds associated with Citigroup
11th Floor
New York, NY 10004
Age: 38

Robert I. Frankel               Secretary and                      Since            Managing Director and General
CAM                             Chief Legal Officer                2003             Counsel of Global Mutual Funds
300 First Stamford Place                                                            for CAM and its predecessor
Stamford, CT 06902                                                                  (since 1994); Secretary of CFM;
Age: 48                                                                             Secretary and Chief Legal Officer
                                                                                    of mutual funds associated with
                                                                                    Citigroup

----------
+     Trustees serve until their successors are elected and qualified.
* Mr. Gerken is an "interested person" of the trust as defined in the 1940 Act, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     The business affairs of the fund are managed by or under the direction of the Board of Trustees (the "Board").


     The fund has no compensation committee of the Board or any committee performing similar functions. The fund has an administrative and governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard E. Hanson, Jr., which acts as a nominating committee of the Board of Trustees.


     The administrative and governance committee functions as the nominating committee and is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

     The fund has an audit committee ("Audit Committee"), comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit Committee are John Toolan, Lee Abraham and Jane F. Dasher. The Audit Committee oversees the scope of the fund's audit, the fund's accounting and financial reporting policies and practices and its internal controls. The

Audit Committee approves, and recommends to the Independent Trustees of the fund for their ratification, the selection, appointment, retention or termination of the fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided by the fund's independent auditors to its manager and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the fund's most recent fiscal year, the Audit Committee met twice.


      The fund has an investment committee comprised of Mssrs. Bloostein, Hardin, Rasmussen and Toolan.


     The fund also has a pricing committee, which is charged with determining fair value prices for securities when required, composed of the Chariman of the Board and one independent Trustee. During the fund's most recent fiscal year the pricing committee did not meet.

     The following table sets forth the dollar range of equity securities in the fund beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of January 31, 2004:

                                                                           Aggregate Dollar Range of Equity
                                                                        Securities in All Registered Investment
                                    Dollar Range of Equity                 Companies overseen by director in
Name of Trustee                    Securities in the Company                Family of Investment Companies
---------------------              -------------------------            ---------------------------------------
Lee Abraham                                  None                                        None
Allan J. Bloostein                      $10,000-50,000                               Over $100,000
Jane F. Dasher                             $1-10,000                                $10,001-50,000
Donald R. Foley                              None                                    Over $100,000
R. Jay Gerken                                None                                    Over $100,000
Richard E. Hanson, Jr.                       None                                      $1-10,000
Paul Hardin                             $10,000-$50,000                              Over $100,000
Roderick C. Rasmussen                        None                                   $10,001-50,000
John P. Toolan                               None                                    Over $100,000

     As of May 19, 2004, none of the Independent Trustees, or his or her immediate family members, owned beneficially or of record any securities in the Manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or principal underwriter of the fund.

     The table on the next page shows the compensation paid by the fund and other Smith Barney Mutual Funds to each trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its trustees and officers. Officers and interested trustees of the fund are compensated by CGM.

     No officer, director or employee of CGM, or of any parent or subsidiary receives any compensation from the trust for serving as an officer or trustee of the trust. Fees for trustees who are not "interested persons" of the trust and who are directors/trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $100 for each telephonic meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. During the calendar year ended December 31, 2003 such expenses for the group totaled $19,408.

     For the fiscal year ended January 31, 2004, the trustees of the trust were paid the following compensation:

                               COMPENSATION TABLE


                                                                  Total
                                  Aggregate                   Compensation
                                Compensation                  from Fund and
                                from the Fund                 Fund Complex                Total Number of
                                   for the                       for the                  Funds for Which
                                 Fiscal Year                  Calendar Year               Director Serves
Name of Trustee                 ended 1/31/04                ended 12/31/03             within Fund Complex
---------------------           -------------                --------------             -------------------
Lee Abraham                        $7,000                       $ 76,300                        27
Allan J. Bloostein                 $7,000                       $ 76,100                        34
Jane Dasher                        $7,213                       $ 80,150                        27
Donald R. Foley*                   $2,750                       $ 53,700                        27
R. Jay Gerken+                     $    0                       $      0                        221
Richard E. Hanson, Jr.             $7,100                       $ 76,600                        27
Paul Hardin                        $7,000                       $126,600                        34
Roderick C. Rasmussen*             $4,400                       $ 46,100                        27
John P. Toolan*                    $7,013                       $ 77,050                        27


----------
+ Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of CGM and a director and/or officer of affiliates of SBFM, the fund's manager.


* Pursuant to the trust's deferred compensation plan, the trustees indicated have elected to defer the following amounts of their aggregate compensation from the fund: Donald R Foley: $763 and Roderick C.
      Rasmussen: $2,600, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $7,950 and Roderick C. Rasmussen:
      $30,000.

      Upon attainment of age 72 the Company's current trustees may elect to change to emeritus status. Any trustees elected or appointed to the Board of Trustees in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the trust trustees, together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total paid to Emeritus trustees by the fund was $7,013, which was paid to John Toolan and $3,513, which was paid to Donald Foley.

     As of May 17, 2004, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund. As of May 17, 2004, to the knowledge of the fund, only the following shareholders or "groups" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, beneficially owned more than 5% of the outstanding shares of the following classes:

                                                                     PERCENTAGE
CLASS A
   PFPC BROKERAGE SERVICES*........................................... 22.6478
   FBO PRIMERICA FINANCIAL SERVICES
   211 SOUTH GULPH ROAD
   KING OF PRUSSIA, PA  19406

CLASS B
   PFPC BROKERAGE SERVICES*........................................... 52.8018
   FBO PRIMERICA FINANCIAL SERVICES
   211 SOUTH GULPH ROAD
   KING OF PRUSSIA, PA  19406


----------
* The trust believes that this entity is not the beneficial owner of shares held of record by them.

Investment Adviser and Administrator


     SBFM serves as investment adviser to the fund pursuant to a written agreement ("Management Agreement"), which was most recently approved by the fund's Board, including a majority of the trustees who are not interested persons of the fund or CGM, on June 25, 2003. SBFM is an indirect wholly-owned subsidiary of Citigroup.

     SBFM bears all expenses in connection with the performance of its services and pays the salary of any officer and employee who is employed by both it and the trust. For investment advisory services rendered, the fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.55% of the value of the fund's average daily net assets.

     SBFM also serves as administrator to the fund pursuant to a written administration agreement ("Administration Agreement"), which was most recently approved on June 25, 2003. For administration services rendered, the fund pays SBFM a fee at the annual rate of 0.20% of the value of the fund's average daily net assets.


     SBFM pays the salaries of all officers and employees who are employed by SBFM and the fund, maintains office facilities for the fund, furnishes the fund with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SBFM bears all expenses in connection with the performance of its services. Each of the service providers also bears all expenses in connection with the performance of its services under its agreement relating to the fund.


     The Management Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the trust's Board or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the trust's Board with such independent trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the fund's Management Agreement, the Board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the fund, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the Manager and from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Management Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the Manager. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or the Manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

     For the fiscal years ended January 31, 2002, 2003 and 2004, the fund paid investment advisory and/or administration fees to SBFM as follows:

                                 2002               2003                 2004
                                 ----               ----                 ----
Investment advisory fees      $2,804,956         $2,255,845           $2,118,433
Administration fees           $1,019,984         $  820,307           $  770,339

Code of Ethics


     Pursuant to Rule 17j-1 under the 1940 Act, the trust, its Manager and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

     The codes of ethics of the fund, its Manager and the principal underwriters are on file with the SEC.

Proxy Voting Guidelines and Procedures

     Although individual trustees may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

     Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of the fund's shareholders, on the one hand, and those of the Manager or any affiliated person of the fund, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.

     Effective August 31, 2004, information on how the fund's voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, and (2) on the SEC's website at http://www.sec.gov.


Auditors


     KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the trust's independent auditor to examine and report on the trust's financial statements and financial highlights for the fiscal year ending January 31, 2005.


                       INVESTMENT OBJECTIVES AND POLICIES


     The prospectus discusses the investment objectives of the fund and the policies employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objective of the fund will be achieved.


     The investment objective of the fund is high total return consisting of capital appreciation and current income. The fund's investment objective may be changed only with the approval of a majority of the fund's outstanding voting securities. There can be no assurance the fund's investment objective will be achieved.

     The fund seeks to achieve its objective by investing in a variable combination of equity and fixed-income securities. The percentages of the fund's assets invested in each of these types of securities are adjusted from time to time to conform to the asset allocation percentages most recently determined by the portfolio managers. Under normal market conditions, the fund will have between 65% and 85% of its assets invested in equity securities and between 15% and 35% in fixed-income securities. The mix of the fund's investments may vary from time to time.

     SBFM is responsible for the selection of specific securities on behalf of the fund and for determining the allocation of the fund's assets. Following the variable asset allocation strategy may involve frequent shifts among classes of investments and result in a relatively high portfolio turnover rate.

     The equity portion of the assets of the fund will consist primarily of common stocks of established companies traded on exchanges or over-the-counter that represent an opportunity for total return on a long-term basis. In evaluating companies for investment, SBFM selects securities of companies that it believes are undervalued based on relevant indicators such as price/earnings ratios and forecast growth, as well as balance sheet, profitability and risk analysis. Equity investments may be made without regard to the size of companies and generally will be made in a broad spectrum of industries. The fund may also invest in preferred stock, securities convertible into or exchangeable for common stock, and warrants.

     The fixed income portion of the fund's assets will be composed primarily of investment-grade corporate bonds, debentures and notes, asset-backed and mortgage-backed securities and obligations of the United States government or its agencies or instrumentalities ("U.S. government securities"). The fund's fixed income assets may be short-, medium- or long-term, as determined at the discretion of SBFM based upon an evaluation of economic and market trends. When SBFM believes that a defensive investment posture is warranted or when attractive investment opportunities do not exist, the fund may temporarily invest all or a portion of its assets in short-term money market instruments. The money market securities in which the fund may invest include commercial paper, bank obligations (possibly including community investments) and short-term U.S. government securities.

     Up to 25% of the fund's assets may be invested in equity and debt securities of foreign issuers. The fund also may write covered call options, lend its portfolio securities and invest in real estate investment trusts. Risk factors and special considerations associated with the fund's investments are described below.

     SBFM believes that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies which offer attractive long-term investment potential. SBFM believes that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its consumer franchise. Top quality management teams who successfully balance their companies' business interests with their social influences can gain significant competitive advantages over the long run, which may result in increased shareholder values and, therefore, better investments. The fund is designed to incorporate both social and financial criteria in all of its investment decisions.

     SBFM will attempt to emphasize companies that meet the fund's investment criteria and, relative to other companies in their industry, demonstrate a positive awareness of the environment in which they operate. In addition, SBFM has identified specific areas of social and financial concern and, thus, the fund will not purchase the debt or equity securities of any company that SBFM has significant reason to believe is engaged at the time of investment by the fund in any of the following:

      o     Tobacco production;
      o     Production of weapons;
      o     Ownership or design of nuclear facilities.

     These portfolio restrictions are based on the belief that a company will benefit from its social awareness by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact. These companies should be better prepared to respond to external demands and ensure that over the longer term they will be able to provide a positive return to both investors and society as a whole.

     SBFM will use its best efforts to assess a company's social performance. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The fund's trustees will monitor the social awareness criteria used by the fund and SBFM may, upon approval of the trustees, change the criteria used to rate the social performance of an issuer without prior notice or shareholder approval.

     While the application of the fund's social awareness criteria may preclude some securities with strong earnings and growth potential, SBFM believes that there are sufficient investment opportunities among those companies that satisfy the social awareness criteria to meet the fund's investment objective.

Additional Investment Strategies and Techniques

     In attempting to achieve its investment objective, the fund may employ, among others, one or more of the strategies and techniques set forth below. The fund is under no obligation to use any of the strategies or techniques at any given time or under any particular economic condition.

Equity Investments

     Convertible Securities. The fund may invest in convertible securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and thus may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.


     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Preferred Stock. The fund may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common stockholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and for that reason preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

     Warrants. The fund may invest in warrants, which entitle the fund to buy common stock at a specified date and price. Some of the risks associated with warrants are described below and under "Risk Factors."

Fixed Income Investments

     Mortgage and Asset-Backed Securities. The fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, and other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the fund having to reinvest proceeds at a lower interest rate. The fund may also purchase collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages, or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

     When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the fund may purchase or sell securities on a when-issued or delayed-delivery basis. The fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The fund will establish a segregated account consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery commitments. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets.

     Zero Coupon Securities. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

     United States Government Securities. The fund may invest in U.S. government securities. These include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities. Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.

     U.S. government securities include not only direct obligations of the United States Treasury, but also include securities issued or guaranteed by the Federal Housing Administration, Federal Financing Bank, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only if the fund's Manager determines the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

     Repurchase Agreements. The fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be monitored on an ongoing basis by SBFM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities while the fund seeks to assert these rights. SBFM, acting under the supervision of the trust's Board, reviews on an ongoing basis to evaluate potential risks, the value of the collateral and the creditworthiness of banks and dealers with which the fund enters into repurchase agreements.

     Money Market Instruments. The money market instruments in which the fund may invest are U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and other banking institutions having total assets in excess of $500 million; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.


     Bank Obligations. CDs are short-term, negotiable obligations of commercial banks; TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

     Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulations. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

     Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis. Savings and loan associations, the CDs of which may be purchased by the fund, are supervised by the Office of Thrift Supervision and are insured by the Savings Association and Insurance Fund. As a result, such savings and loan associations are subject to regulation and examination.


     Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a domestic or foreign company. The fund may invest in short-term debt obligations of issuers that at the time of purchase are rated A-2, A-1 or A-1+ by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Prime-2 or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings of S&P or Moody's. A discussion of S&P and Moody's rating categories appears in Appendix B to this statement of additional information.


     Variable Rate Demand Notes (VRDNs). The fund also may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes are direct lending arrangements between the fund and an issuer, and are not normally traded in a secondary market. The fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SBFM will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

Derivative Investments

     Options on Securities. The fund may write covered call options and enter into closing transactions with respect thereto. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

     Options written by the fund normally will have expiration dates between one and nine months from the date they are written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the market values of the underlying securities at the times the options are written. The fund may write (a) in-the-money call options when SBFM expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

     So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold requiring the fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the domestic securities exchange on which the option is written.

     An option position may be closed out only where there exists a secondary market for an option of the same series on a securities exchange or in the over-the-counter market. The fund expects to write options only on domestic securities exchanges. The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

     Although the fund generally will write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and the domestic securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Securities exchanges have established limitations governing the maximum number of calls and puts of each class that may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different national securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of SBFM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

     In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying securities an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expense in connection with any such purchase or borrowing.

     Futures and Options on Futures. When deemed advisable by SBFM, the fund may enter into interest rate futures contracts, stock index futures contracts and related options that are traded on a domestic exchange or board of trade. These transactions may, but need not, use derivative contracts, such as futures and options on securities or securities indices, options on these futures, and interest rate futures, for the purpose of hedging against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or stock prices, or as a substitute for buying or selling securities or as a cash flow management technique.

     An interest rate futures contract provides for the future sale by the one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An option on an interest rate or stock index contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option.


     The Commodity Futures' Trading Commission (the "CFTC") has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager in the registered investment company claims an exclusion from registration as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, was not subject to registration or registration as a pool operator under the Commodity Exchange Act. As a result of these CFTC rules changes, the fund is no longer restricted in its ability to enter into futures contracts and options thereon under CFTC regulations. The Fund continues to have policies with respect to futures and options threon. With respect to long positions in futures or options on futures, the fund will set aside cash and liquid securities in an amount equal to the underlying value of those positions.


     The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities or index on the one hand, and price movements in the securities that are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time.

Other Investments

     Foreign Securities. As described above, the fund may invest a portion of its assets in securities of foreign issuers, including securities denominated in foreign currencies. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks are described in "Risk Factors" below.

     American, European, Global and Continental Depositary Receipts. The fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same cur-rency as the securities into which they may be converted. ADRs are U.S. dollar-denominated receipts typically issued by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

     ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

     Eurodollar or Yankee Obligations. The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

     Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. The fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in a segregated account in an amount equal to 100% of the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."


     By lending its securities, the fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust's Board must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBFM to be of good standing and will not be made unless, in its judgment, the consideration to be earned from such loans would justify the risk. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

     Reverse Repurchase Agreements. In order to generate additional income, the fund may engage in reverse repurchase agreement transactions with banks, broker-dealers and other financial intermediaries. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the fund would assume the role of seller/borrower in the transaction. The fund will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities.

     Illiquid Securities. Up to 15% of the assets of the fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded. The fund has no present intention to invest more than 10% of its assets in the aggregate in illiquid securities.

     Venture Capital Investments. The fund may invest up to 5% of its total assets in venture capital investments, that is, new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses. The disposition of U.S. venture capital investments, which may include limited partnership interests, normally would be restricted under Federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions or in public offerings registered under the Securities Act of 1933, as amended. The fund also may be subject to restrictions contained in the securities laws of other countries in disposing of portfolio securities. As a result of these restrictions, the fund may be unable to dispose of such investments at times when disposal is deemed appropriate due to investment or liquidity considerations; alternatively, the fund may be forced to dispose of such investments at less than fair market value. Where registration is required, the fund may be obligated to pay part or all of the expenses of such registration.

Risk Factors

     The following risk factors are intended to supplement the risks described above and those in the fund's prospectus.

     General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

     Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the fund's net assets. Included within that amount, but not to exceed 2% of the value of the fund's net assets, may be warrants that are not listed on the NYSE or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

     Securities of Unseasoned Issuers. Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.


     Fixed Income Securities. Investments in fixed income securities may subject the fund to risks, including the following:

     Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

     Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

     Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yielding securities.


     Lower Rated Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but Moody's considers such securities to have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the fund, the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.


     Repurchase Agreements. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

     Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

     Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund's securities are quoted would reduce the fund's net asset value per share.

     Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

     Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.


     One or more of the risks discussed above could affect adversely the economy of a developing market or the fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that the fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

     Many of the fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.


     Derivative Instruments. In accordance with its investment policies, the fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

     Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate and mortgage transactions. The following are the principal risks associated with derivative instruments.

     Market risk. The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

     Leverage and associated price volatility. Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

     Credit risk. The issuer of the instrument may default on its obligation to pay interest and principal.

     Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund's restrictions on illiquid investments.

     Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

     Each derivative instrument purchased for the fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.


     Special Risks of Writing Options. Option writing for the fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by SBFM. Successful use by the fund of options will be subject to SBFM's ability to predict correctly movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund's performance.


     The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

     Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.


     At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for futures and for debt securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.


     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

     Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


Investment Restrictions

     The trust has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 6 below have been adopted by the trust with respect to the fund as fundamental policies. Under the 1940 Act, a fundamental policy of the fund may not be changed without the vote of a majority of the fund's outstanding voting securities, as defined in the 1940 Act. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 7 through 14 may be changed by vote of a majority of the trust's Board at any time.

     Under the investment policies adopted by the trust the fund may not:


      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and
            (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.


      7. Purchasing securities on margin. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the fund.


      8.    Making short sales of securities or maintaining a short position.


      9. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10% of the value of the fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered call options and (b) collateral arrangements with respect to (i) the purchase and sale of options on stock indices and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.


      10. Investing in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

      11. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that the fund may write covered call options.

      12. Purchasing illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

      13. Making investments for the purpose of exercising control or management.

Portfolio Turnover

     The fund does not intend to seek profits through short-term trading. Nevertheless, the fund will not consider turnover rate a limiting factor in making investment decisions.

     Under certain market conditions, the fund may experience increased portfolio turnover as a result of its options activities. For instance, the exercise of a substantial number of options written by the fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. In addition, the fund may experience increased portfolio turnover as a result of the asset allocation strategy it employs. The portfolio turnover rate of the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.


     For the fiscal years ended January 31, 2004, 2003 and 2002, the portfolio turnover rates of the fund were: 45%, 56% and 43%, respectively.


Portfolio Transactions


     Decisions to buy and sell securities for the fund are made by the Manager, subject to the overall review of the fund's Board. Although investment decisions for the fund are made independently from those of the other accounts managed by the Manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

     Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the Manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager, and the fees of the Manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the Manager in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.


     The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

     Most of the purchases and sales of securities for the fund, whether transacted on a securities exchange or in the over-the-counter market, will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. Decisions to buy and sell securities for the fund are made by SBFM, which also is responsible for placing these transactions, subject to the overall review of the trust's trustees.

     Although investment decisions for the fund are made independently from those of the other accounts managed by SBFM, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

     Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality, respectively.


     The following table sets forth certain information regarding the payment of brokerage commissions by the fund:

                                                 Fiscal Year
                                              Ended January 31           Fund
                                              ----------------          --------
Total Brokerage Commissions                         2002                $250,428
                                                    2003                 417,070
                                                    2004                 371,168

Commissions paid to CGM                             2002                $  9,732
                                                    2003                  12,019
                                                    2004                  17,295
% of Total Brokerage Commissions
paid to CGM                                         2004                   4.66%

% of Total Transactions involving
Commissions paid to CGM                             2004                   4.70%


     The total brokerage commissions paid by the fund for each fiscal year vary primarily because of increases or decreases in the fund's volume of securities transactions on which brokerage commissions are charged.


     In selecting brokers or dealers to execute portfolio transactions on behalf of the fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Management Agreement between the trust and SBFM relating to the fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended January 31, 2004, the fund directed brokerage transactions totaling $xx,xxx,xxx to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the fund total $xx,xxx. The fees under the Management Agreement relating to the fund between the trust and SBFM are not reduced by reason of the fund's receiving such brokerage and research services. The trust's Board periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund.


     To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions (including commodities transactions) for the fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of SBFM, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the board of trustees has expressly authorized CGM to effect such transactions, and (b) CGM annually advises the trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except when better prices and executions may be obtained elsewhere. The fund may, from time to time, in accordance with an exemptive order granted by the SEC, enter into principal transactions involving certain money market instruments with CGM and certain CGM affiliated dealers.


                   PURCHASE, EXCHANGE AND REDEMPTION OF SHARES


Purchase of Shares


     General. Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. or PFS Shareholder Services (each, a "Sub-Transfer Agent," or collectively, the "Sub-Transfer Agents") are not subject to a maintenance fee.

     The Fund offers four Classes of shares: Classes A, B, C, and Y. Class A shares are sold to investors with an initial sales charge. Class B shares and Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. Class Y shares are sold without an initial sales charge or a deferred sales charge and are available only to investors investing a minimum of $15,000,000. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

     Investors in Class A, Class B and Class C shares may open an account by making an initial investment in the fund of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, unit holders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent.

     CGM Accounts. Purchases of shares of the fund must be made through a brokerage account maintained with CGM or a Service Agent. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the fund through the Transfer Agent. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class B, Class C, or Class Y shares.

     Purchase orders received by the fund or CGM prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund's prior to the agent's close of business. For shares purchased through CGM and Service Agents purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.


PFS ACCOUNTS

     The fund offers two Classes of shares to investors purchasing through PFS Accounts. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions.

     Initial purchases of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application. The completed application should be forwarded to the Sub-Transfer Agent, Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent. In processing applications and investments, the Transfer Agent acts as agent for the investor and for PFS Investments and also as agent for the Distributor, in accordance with the terms of the prospectus. If the Transfer Agent ceases to act as such, a successor company named by the trust will act in the same capacity so long as the account remains open.

     Shares purchased will be held in the shareholder's account by the Sub-Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent. A shareholder who has insufficient funds to complete any purchase will be charged a fee of $30 per returned purchase by PFS or the Sub-Transfer Agent.

     Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact the Sub-Transfer Agent, Primerica Shareholder Services, at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact the Sub-Transfer Agent at
(800) 544-5445 to obtain proper wire instructions.


     Shareholders who establish telephone transaction authority on their accounts and supply bank account information may make additions to their accounts at any time. Shareholders should contact the Sub-Transfer Agent at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments in his account by telephone by any person, he should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize the Sub-Transfer Agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the Sub-Transfer Agent because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.


     Additional information regarding the Sub-Transfer Agent's services may be obtained by contacting the Client Services Department at (800) 544-5445.

     Other Accounts. The fund offers two Classes of shares to investors purchasing through Other Accounts: Class A shares and Class B shares.


     Each Service Agent has agreed to transmit to its customers who are shareholders of the fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for promptly transmitting orders of its customers. Your Service Agent is the shareholder of record for the shares of the fund you own.

Additional General Information


     Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the Service Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by CGM, PFS Investments or PFPC Inc. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.


     Initial Sales Charge Alternative - Class A Shares. The sales charges applicable to purchases of Class A shares of the fund are as follows:

                                                                                           Broker/Dealers
                                Sales Charge as              Sales Charge as               Commission as %
Amount of Investment          % of Offering Price         % of Amount Invested            of Offering Price
---------------------         -------------------         --------------------            -----------------
Less than $25,000                       5.00%                       5.26%                         4.50%
$   25,000 -- 49,999                    4.25                        4.44                          3.83
    50,000 -- 99,999                    3.75                        3.90                          3.38
   100,000 -- 249,999                   3.25                        3.36                          2.93
   250,000 -- 499,999                   2.75                        2.83                          2.48
   500,000 -- 999,999                   2.00                        2.04                          1.80
 1,000,000 or more                       -0-                         -0-                    Up to 1.00*


----------
* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

     Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."


     Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act.

     The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by any "person", which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


     Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

     Initial Sales Charge Alternative - Class C Shares. Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Alternatives" below.

     Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc., (ii) the Bright Start and Scholars Choice(TM) College Savings Program, and (iii) a pension, profit sharing or other benefit plan for employees of Citigroup and its subsidiaries).


     Initial Sales Charge Waivers for Class A Shares. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees (including retired board members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Service Agent's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Service Agent's prior employer, (ii) was sold to the client by the Service Agent, and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the same fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the CGM 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with Citistreet Retirement Programs;
(k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distributed proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participants in the CGM ExecChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


     Right of Accumulation. Class A shares of the fund may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of funds sponsored by CGM, that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

     Letter of Intent. A Letter of Intent for amounts of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the Amount of Investment as referred to in the sales charge table under "Initial Sales Charge Alternative -- Class A Shares" includes purchases of all Class A shares of the fund and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Service Agent or the Transfer Agent to obtain a Letter of Intent application.

     A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. The investor must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the same fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.


     Deferred Sales Charge Alternatives. Deferred sales charge shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the fund. A deferred sales charge, however, may be imposed on certain redemptions of these shares. "Deferred sales charge shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a deferred sales charge.

     Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class C shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

     Class C shares and Class A shares that are Deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the CGM 401(k) Program, as described below. See "Purchase of Shares-CGM Retirement Programs."


     ----------------------------------------------------------------------
             Year Since Purchase
             Payment Was Made                    Deferred Sales Charge
     ----------------------------------------------------------------------

             First                                       5.00%
             Second                                      4.00
             Third                                       3.00
             Fourth                                      2.00
             Fifth                                       1.00
             Sixth and thereafter                        0.00

     Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

     In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the redemption. The amount of any deferred sales charge will be paid to CGM.


     To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

     Waivers of Deferred Sales Charge. The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect the combination of the fund with any other investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

     Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


     Smith Barney Retirement Programs. The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.


     There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

     The class of shares you may purchase depends on the amount of your initial investment:


     Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

     Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

     If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.


     Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

     For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Exchange Privilege


     As your needs change, you may wish to reposition your investments. With Smith Barney Mutual Funds, you have the ability to exchange your shares of most Smith Barney Mutual Funds for those of others within the family.


     Except as otherwise noted below, shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.


     Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any fund imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.


     Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

     Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in another Smith Barney may do so without imposition of any charge.


     Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

     During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Redemption of Shares

     The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


     If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until receipt of further instructions. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

     Your Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Share Certificates

     The fund does not issue share certificates unless a written request signed by all registered issuers is made to PFPC Inc. If you hold share certificates, it will take longer to exchange or redeem shares.

     Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the fund. Any applicable deferred sales charge will not be waived on amounts withdrawn by a shareholder that do not exceed 1.00% per month of the value of the shareholder's shares subject to the deferred sales charge at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the deferred sales charge.)

     Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board may deem advisable; however, payments shall be made wholly in cash unless the Board believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

     CGM Accounts -- Redemption Procedure

     Shares held by CGM as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

     Smith Barney Equity Funds
       Smith Barney Social Awareness Fund
     Class A, B, C, or Y (please specify) c/o PFPC Inc.
     P.O. Box 9699
     Providence, Rhode Island  02940-9699

     A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent or Sub-Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.


     Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

     Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (eastern time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.


     A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (eastern time) on any day on which the NYSE is open.

     Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor any of its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.


     PFS Accounts -- Redemption Procedures

     Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the Sub-Transfer Agent, Primerica Shareholder Services, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact the Sub-Transfer Agent at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

     The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

     Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request is subject to a 20% federal income tax and is to be withheld from the proceeds of the redemption check.


     A shareholder may utilize the Sub-Transfer Agent's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow redemptions by telephone by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting the Sub-Transfer Agent at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach the Sub-Transfer Agent because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.


     After following the redemption guidelines stated in the prospectus and this SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH transfer directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days), as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

     Other Accounts -- Redemption Procedures


     Each Service Agent has agreed to transmit to its customers who are shareholders of the fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for promptly transmitting orders for its customers.

     Shareholders may redeem or exchange fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

                                   DISTRIBUTOR

     Effective June 5, 2000, the fund entered into agreements ("Distribution Agreements") with CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, located at 3120 Breckinridge Blvd., Duluth, Georgia 30099, to distribute the fund's shares on a best efforts basis. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

     When payment is made by the investor before settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to the settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs the Distributor to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Smith Barney money market fund, and affiliates of CGM that serve the fund in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The trust's Board has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management, Administration and Distribution Agreements for continuance.


Distribution Arrangements


     To compensate CGM or PFS Distributors, as the case may be, for the services they provide and for the expenses they bear under the Distribution Agreements, the trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the trust pays CGM and, with respect to Class A and Class B shares of the fund, PFS Distributors, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the fund's Class A, Class B and Class C shares to cover expenses primarily intended to result in the sale of those shares. In addition, the trust pays CGM and with respect to Class B shares of the fund, PFS Distributors, a distribution fee with respect to the fund's Class B and Class C shares primarily intended to compensate CGM and PFSI for its initial expense of paying its Service Agents a commission upon sales of those shares. In addition, these expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; interest and/or carrying charges; and indirect and overhead costs associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class C distribution fees are calculated at the annual rate of 0.75% for the Social Awareness Fund of the value of the fund's average daily net assets attributable to the shares of that class.

     With respect to fund shares held in PFS Accounts, the service and distribution fees are paid to PFS Distributors, which in turn, pays PFS Investments (PFSI) to pay its PFS Investments Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFS Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses.

     For the fiscal year ended January 31, 2004, CGM and/or PFS Distributors incurred the following distribution expenses for the fund:

                   Financial                                 Marketing
                  Consultant              Branch            & Advertising         Printing
Class            Compensation            Expenses             Expenses            Expenses             Total
-----            ------------           ----------          -------------         ---------          ----------
A                 $  346,184            $  532,055            $    --              $   --            $  878,239
B                    644,163               410,476             56,142               5,689             1,116,470
L                     98,683               103,944              6,692                 683               210,002

                  $1,089,030            $1,046,475            $62,834              $6,372            $2,204,711

     PFS Investments may be deemed to be an underwriter for purposes of the 1933 Act. From time to time, PFS Distributors or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Investments Registered Representatives who sell shares of the fund.


Commissions on Class A Shares


     For fiscal years ended January 31, 2002, 2003 and 2004, the aggregate dollar amounts of commissions paid on Class A shares were as follows:

                Fiscal Year               Fiscal Year               Fiscal Year
              Ended 1/31/02+             Ended 1/31/03             Ended 1/31/04
              --------------             -------------             -------------
                 $517,000                  $356,000                  $507,000


----------
+     The entire amount was paid to CGM.


     For fiscal years ended January 31, 2002, 2003 and 2004, the aggregate dollar amounts of commissions paid to PFS Distributors and/or PFSI on Class A shares were as follows:

               Fiscal Year                Fiscal Year               Fiscal Year
              Ended 1/31/02              Ended 1/31/03             Ended 1/31/04
              -------------              -------------             -------------
                $497,649                   $485,942                  $389,645

Commissions on Class C shares.

     For the fiscal years ended January 31, 2002, 2003 and 2004, the aggregate dollar amounts of commission on Class C share were as follows:

                Fiscal Year              Fiscal Year               Fiscal Year
              Ended 1/31/02+            Ended 1/31/03             Ended 1/31/04
              -------------             -------------             -------------
                  $53,000                  $21,000                   $20,000


----------
+     The entire amount was paid to CGM.


Deferred Sales Charges (paid to CGM)

               Fiscal Year               Fiscal Year               Fiscal Year
              Ended 1/31/02             Ended 1/31/03             Ended 1/31/04
              -------------             -------------             -------------
Class A            $0                        $0                        $0

               Fiscal Year               Fiscal Year               Fiscal Year
              Ended 1/31/02             Ended 1/31/03             Ended 1/31/04
              -------------             -------------             -------------
Class B          $99,000                  $174,000                  $716,000

               Fiscal Year               Fiscal Year               Fiscal Year
              Ended 1/31/02             Ended 1/31/03             Ended 1/31/04
              -------------             -------------             -------------
Class C          $4,000                    $1,000                      $0


Deferred Sales Charge (paid to PFS Distributors and/or PFSI)


               Fiscal Year               Fiscal Year               Fiscal Year
              Ended 1/31/02             Ended 1/31/03             Ended 1/31/04
              -------------             -------------             -------------
Class B         $205,548                  $145,055                  $137,974


Distribution and Service Fees


               Fiscal Year               Fiscal Year               Fiscal Year
              Ended 1/31/02             Ended 1/31/03             Ended 1/31/04
              -------------             -------------             -------------
Class A         $811,757                  $680,397                  $653,675

               Fiscal Year               Fiscal Year               Fiscal Year
              Ended 1/31/02             Ended 1/31/03             Ended 1/31/04
              -------------             -------------             -------------
Class B        $1,564,792                $1,150,156                $1,033,565

               Fiscal Year               Fiscal Year               Fiscal Year
              Ended 1/31/02             Ended 1/31/03             Ended 1/31/04
              -------------             -------------             -------------
Class C         $288,100                  $229,791                  $203,431


     Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the trust's board of trustees, including a majority of the independent trustees who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreements. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments to the Plan also must be approved by the trustees and such independent trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of such independent trustees or by a vote of a majority of the outstanding voting securities of the Class (as defined in the

1940 Act). Pursuant to the Plan, CGM and PFS will provide the trust's board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                               VALUATION OF SHARES


     Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on the observance of New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the trust in valuing assets of the fund.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price, or, if there is no official closing price on that day, at the last sale price. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted on the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by the trust's Board. In carrying out the Board's valuation policies, SBFM, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the trustees determine that amortized cost is fair value.

     Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a portfolio may not take place contemporaneously with the determination of the prices of investments held by the fund. As a result, the fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to such portfolio. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will be reflected in the fund's net asset value of management, under the supervision of the trust's Board determines that the particular event would materially affect the net asset value.

     Debt securities of domestic issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with the Pricing Service approved by the trust's Board. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the trust's Board.

     An option written by the fund is generally the valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price as determined by or under the direction of the Board.

                           DIVIDENDS AND DISTRIBUTIONS

     The fund's policy is to declare and pay quarterly dividends from its net investment income and dividends from net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains, in order to avoid federal excise tax liability. If a shareholder does not otherwise instruct, dividends and capital gain distributions will be automatically reinvested in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly by the Transfer Agent should notify the Transfer Agent in writing, requesting a change to this reinvest option.

     The per share amount of dividends from net investment income on Class B and Class C may be lower than that of Classes A and Y, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of dividends from net investment income on Class A shares may be lower than that of Class Y, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same amount across all Classes of a fund's shares (A, B, C and Y).


                                      TAXES


     The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

     The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

     As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

     At January 31, 2004, the fund had, for U.S. federal income tax purposes, no unused capital loss carryforwards available to offset future capital gains of the Fund that were reorganized prior to January 31, 2012.

     The Code imposes a 4% nondeductible excise tax on the fund to the extent the fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- distribution or over-distribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

     If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

     The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

     Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from a fund's investments.

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders


     Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

     The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

     Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.


     Special rules, however, apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.


     We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.


     If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

     Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


     Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

     Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.


     Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation


     Dividends , distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                             ADDITIONAL INFORMATION


     The trust was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated January 8, 1986, as amended from time to time. As such, the trust is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of the fund with a par value of $.001 per share. The trust commenced business as an investment company on March 3, 1986, under the name Shearson Lehman Special Equity Portfolios. On December 6,

1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the
trust changed its name to SLH Equity Portfolios, Shearson Lehman Brothers Equity Portfolios, Shearson Lehman Brothers Equity Funds, Smith Barney Shearson Equity Funds and Smith Barney Equity Funds, respectively.


     The fund offers shares of beneficial interest currently classified into four classes - A, B, C and Y. Each Class represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class;
(c) the distribution and/or service fees borne by each Class except Class Y; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's Board does not anticipate that there will be any conflicts among the interests of the holders of the different classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.


     The trust does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. Shareholders of record owning no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.


     When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the trust will be voted on a trust-wide basis on all matters except matters affecting only the interest of the fund or specific Class.


     The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02110, pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by sub-custodian banks approved by the fund's trustees. State Street also is reimbursed by the fund for its out-of-pocket expenses.

     The Transfer Agent is located at 125 Broad Street, New York, New York, 10004. For its services as transfer agent, Citicorp Trust Bank, fsb receives fees charged to the fund at an annual rate based upon the number of shareholder accounts maintained during the year.

     The trust sends shareholders of the fund a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the trust consolidates the mailing of the fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receives a single copy of each report. In addition, the trust also consolidates the mailing of the fund's prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) receives a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact a Service Agent or the Transfer Agent.


     The trust's Distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may vary. Citigroup affiliates may make similar payments under similar arrangements.


                                OTHER INFORMATION

     Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

     Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

     That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

      Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Premier Selections Series--our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

      Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                              FINANCIAL STATEMENTS


     The Annual Report of the fund for the fiscal year ended January 31, 2004 is incorporated herein by reference in its entirety. The Annual Report was filed on April 2, 2004, accession number 0001133228-04-000116.

                                   APPENDIX A


                      Proxy Voting Policies and Procedures


     The Trustees of the fund have delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.


     In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

     In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.


     In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

     CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. It if is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

     If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                   APPENDIX B


Description of S&P A-1+ and A-1 Commercial Paper Rating


     The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.



Description of Moody's Prime-1 Commercial Paper Rating

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Item 23. Exhibits

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 9, 1986 (File Nos. 33-2627 and 811-4551).

(a)(1) Amended and Restated Master Trust Agreement and all Amendments are incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on January 31, 1994 ("Post-Effective Amendment No. 26").

(a)(2) Amendment dated October 14, 1994 and Form of Amendment to Amended and Restated Master Trust Agreement are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on November 7, 1994 ("Post-Effective Amendment No. 29").

(a)(3) Amendment to Master Trust Agreement dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.


(a)(4) Articles of Amendment to Articles of Incorporation dated April 29, 2004 is filed herein.


(b)(1) Registrant's By-Laws are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on February 25, 1986 ("Pre-Effective Amendment No. 1").


(b)(2) Amended and Restated By-Laws of Smith Barney Open-End Funds that are Massachusetts Business Trusts is incorporated by reference to Post-Effective Amendment No. 51.


(c) Form of share certificate for Class A, B, C and Y shares will be filed by amendment.

(d)(1) Investment Advisory Agreement between Registrant and Smith Barney Strategy Advisers Inc., with respect to Concert Social Awareness Fund, is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement filed on January 30, 1996 ("Post-Effective Amendment No. 31").

(d)(2) Investment Advisory Agreement between Registrant and Greenwich Street Advisors (relating to the Growth and Income Fund) dated May 22, 1993 is incorporated by reference to Post-Effective Amendment No. 26.

(e)(1) Distribution Agreement between Registrant and Smith Barney Shearson dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 26.

(e)(2) Distribution Agreement between the Registrant and CFBDS, Inc. dated October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.

(e)(3) Selling Group Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.

(e)(4) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(e)(5) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(f)        Not applicable.

(g)(1) Custodian Agreement between Registrant and PNC Bank, National Association ("PNC Bank") is incorporated by reference to Post-Effective Amendment No. 31.

(g)(2) Custodian Agreement between Registrant and State Street Bank and Trust Company ("State Street") is incorporated by reference to Post-Effective Amendment No. 50.

(h)(1) Administration Agreements between Registrant and SBMFM (relating to the Growth and Income Fund and Strategic Investors Fund) dated May 4, 1994 are incorporated by reference to Post- Effective Amendment No. 29.

(h)(2) Transfer Agency Agreement between Registrant and First Data Investor Services Group (formerly The Shareholder Services Group, Inc.) dated August 5, 1993 is incorporated by reference to Post-Effective Amendment No. 26.

(h)(3) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(h)(4) Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(h)(5) Form of Sub-Transfer Agency Agreement between the Registrant and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(i) Opinion of Robert A. Vegliante, Deputy General Counsel of Smith Barney Mutual Funds Management Inc. filed with the Registrant's rule 24-f2 (Accession No. 000091155-97-000182) is incorporated by reference.

(j)(1)     Consent of Independent Auditors is filed herein.

(j)(2) Power of Attorney is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(j)(3)     Power of Attorney is filed herein.

(k)        Not applicable.

(l)        Not Applicable

(m)(1) Prototype Defined Contribution Plan relating to 401(k) program is incorporated by reference to Post-Effective Amendment No. 33.

(m)(2) Form of Individual Retirement Account Disclosure Statement is incorporated by reference to Post-Effective Amendment No. 33.

(m)(3) Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Growth and Income Fund and Concert Social Awareness Fund are incorporated by reference to Post-Effective Amendment No. 29.

(m)(4) Performance information is incorporated by reference to Post-Effective Amendments No. 9 and 10.

(m)(5) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.

(m)(6) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney and PFS Distributors Inc. is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.


(m)(7) Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 for the Registrant is filed herewith.


(n)        Not Applicable.

(o)(1) Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 31.

(o)(2) Amended Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.

(p)(1) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 48 Filed on May 26, 2001.


(p)(2) Code of Ethics of Citigrtoup Global Markets Inc. (f/k/a Salomon Smith Barney) is incorporated by reference to Post-Effective Amendment No. 51.

(p)(3) Code of Ethics of PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 51.


Item 24. Persons Controlled by or Under Common Control with Registrant

         None

Item 25. Indemnification

The response to this item is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC ("SBFM").

SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 SEC File No. 801-8314).


Item 27.  Principal Underwriters

(a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

      PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor of the certain series for the following funds:
Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

Item 28. Location of Accounts and Records

(1)   With respect to the Registrant's Investment Adviser:
      Smith Barney Fund Management LLC
      399 Park Avenue
      New York, New York 10022

(2)   With respect to the Registrant's Transfer Agent:
      CitiCorp Trust Bank, fsb. f/k/a
      Travelers Bank and Trust, fsb
      125 Broad Street
      New York, New York 10004

(3)   With respect to the Registrant's Custodian:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110


(4)   With respect to the Registrant's Sub-Transfer Agent:
      PFPC Inc.
      P.O. Box 9699
      Providence, Rhode Island  02940


(5)   With respect to the Registrant's Sub-Transfer Agent:
      Primerica Shareholder Services
      P.O. Box 9699
      Providence, RI 02940-9699

(6)   With respect to the Registrant's Co-Distributors:
      Citigroup Global Markets Inc.
      388 Greenwich Street
      New York, New York 10013

      PFS Distributors, Inc.
      3100 Breckinridge Boulevard, Building 200
      Duluth, Georgia 30099-0062

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

         Not Applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereunto duly authorized, in the City of New York, State of New York on the 28th day of May, 2004.


                                    SMITH BARNEY EQUITY FUNDS


                                    By: /s/ R. Jay Gerken*
                                    Chairman of the Board, President and
                                    Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                                Date



/s/ R. Jay Gerken              Chairman of the                      May 28, 2004
R. Jay Gerken                  Board and
                               Chief Executive Officer


/s/ Richard L. Peteka          Chief Financial Officer and          May 28, 2004
Richard L. Peteka              Treasurer


/s/ Lee Abraham*               Trustee                              May 28, 2004
Lee Abraham


/s/ Allan J. Bloostein*        Trustee                              May 28, 2004
Allan J. Bloostein


/s/Jane F. Dasher*             Trustee                              May 28, 2004
Jane F. Dasher


/s/Donald R. Foley*            Trustee                              May 28, 2004
Donald R. Foley

/s/ Richard E. Hanson*         Trustee                              May 28, 2004
Richard E. Hanson


/s/ Paul Hardin*               Trustee                              May 28, 2004
Paul Hardin


/s/ Roderick C. Rasmussen*     Trustee                              May 28, 2004
Roderick C. Rasmussen


/s/ John P. Toolan*            Trustee                              May 28, 2004
John P. Toolan

* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated May 21, 2004.


/s/ R. Jay Gerken
R. Jay Gerken

EXHIBITS




(a)(4) Articles of Amendment


(j)(1) Consent of Independent Auditors

(j)(3) Power of Attorney




(m)(7) Amended and Restated Plan of Distribution pursuant to Rule 12b-1